July 6, 2015

Supplement

SUPPLEMENT DATED JULY 6, 2015 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
Morgan Stanley European Equity Fund Inc., dated February 27, 2015 and April 30, 2015
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2015 and April 30, 2015
(each, a "Fund")

The table in the section entitled "Disclosure of Portfolio Holdings" in each Fund's Statement of Additional Information is hereby deleted and replaced with the following:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services(*)	Complete portfolio holdings	Daily basis	End of Day
State Street Bank and Trust Company(*)	Complete portfolio holdings	Daily basis	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	(2)

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

Please retain this supplement for future reference.